UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2024

IDAHO COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-108715	98-0221494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 W. Main St, Ste 1460 Boise, ID	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 274-9220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3 - Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

On January 12, 2024, Idaho Copper Corporation, a Nevada corporation (the “Company), entered into Unit Subscription Purchase Agreements (“Subscription Agreements”) with purchasers for an aggregate of [19] units (“Units”). Each Unit comprised of one (1) share of Series A Convertible Non-Voting Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”), and (ii) 62,500 common stock purchase warrants (the “Warrants”). The rights and preferences of the Series A Preferred Stock, include without limitation, the right of each holder thereof to convert each share of Series A Preferred Stock into 50,000 shares of the Company’s common stock, par value $0.001 par value per share (“Common Stock”), as set forth in the Certificate of Designation of Series A Convertible Non-Voting Preferred Stock (the “Certificate of Designation”). The Warrant holders have the right to exercise the Warrants for three (3) years at an exercise price of $0.24 per share of Common Stock. The Units were offered and sold in reliance upon exemptions from the registration requirements provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506(b) of Regulation D promulgated thereunder. The Company has agreed to file a registration statement to cover the re-sale of the shares of Common Stock issuable upon the conversion of the Series A Preferred Stock, and upon the exercise of the Warrants.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2023, the Company filed the Certificate of Designation with the Nevada Secretary of State. Pursuant to the Certificate of Designation, the board of directors of the Company (the “Board”) established, fixed, and designated 200 of the authorized but unissued shares of the Company’s Preferred Stock as Series A Preferred Stock, with rights, preferences and limitations as described in the Certificate of Designation.

Dividends

Holders of the Series A Preferred Stock shall be entitled to dividends, which shall accrue after December 31, 2024, provided there has not been an Uplist (as defined in the Certificate of Designation) by such date. Dividends shall accrue and be paid whether or not such dividends are declared by the Board and are payable on a quarterly basis at the rate of 12% per annum, based on the Liquidation Value (as defined below) of the shares of Series A Preferred Stock held by the holder. The dividends shall be paid solely in shares of Common Stock and the holder shall not be entitled to cash or any other property from the Company. All shares of the Series A Preferred Stock shall rank (i) senior to all of the Company’s Common Stock, and any other class of securities that is specifically designated junior to the Series A Preferred Stock (“Junior Securities”), and (ii) junior to all class or series of Preferred Stock or other capital stock of the Company created after the date of the Certificate of Designation (with the written consent of the holders of a majority of the shares of Series A Preferred Stock, specifically ranking senior to the Series A Preferred Stock).

Liquidation

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the outstanding Series A Preferred Stock are entitled, although not required to convert their shares of Series A Preferred Stock into shares of Common Stock, or convert their shares of Series A Preferred Stock into a promissory note (a “Liquidation Note”). Each share of Series A Preferred Stock on any given date shall have a value of $12,000 (as adjusted for any stock splits, stock dividends, recapitalizations, or similar transaction with respect to the Series A Preferred Stock, the “Liquidation Value”). The Liquidation Note shall be paid out of the assets of the Company available for distribution on parity with the holders of all convertible debt, including the convertible notes, issued prior to the date on which the Company initially issues such share, and before any payment shall be made to the holders of Series A Preferred Stock or Junior Securities by reason of such ownership, an amount in cash equal to the aggregate Liquidation Value of the Liquidation Note. The Series A Preferred Stock shall be paid out of the assets of the Company available for distribution before any payment shall be made to the holders of Junior Securities.

Conversion

Upon written election to the Company, holders of Series A Preferred Stock shall have the right to convert each outstanding share (partial conversions are not permitted) of Series A Preferred Stock into an aggregate number of shares of Common Stock as determined by dividing (a) the Liquidation Value of the number of shares of Series A Preferred Stock being converted by (b) the Conversion Price in effect immediately prior to such conversion. The initial conversion price per share of Series A Preferred Stock (the “Conversion Price”) shall be $0.24 per share, subject to adjustment as applicable. For purposes of illustration only, if the holder has three (3) shares of Series A Preferred Stock and wants to convert two (2) of said shares, and the Conversion Price is $0.24, the holder shall receive 100,000 shares of Common Stock.

The Company shall at all times when any shares of Series A Preferred Stock is outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A Preferred Stock, taking into account any adjustment to such number of shares so issuable in accordance with the terms of the Certificate of Designation.

The foregoing descriptions of the Series A Preferred Stock and the Subscription Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Designation and the form of Subscription Agreement k, copies of which are attached as Exhibits 3.4 and 10.10 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.4	Certificate of Designation of the Series A Convertible Non-Voting Preferred Stock of Idaho Copper Corporation filed with the Secretary of State of Nevada on January 11, 2024

10.10	Form of Unit Subscription Purchase Agreement

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IDAHO COPPER CORPORATION

Dated: January 17, 2024	By:	/s/ Robert Scannell
	Name:	Robert Scannell
	Title:	Chief Financial Officer and Treasurer